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EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT

        We consent to the incorporation by reference in Registration Statements No. 33-59118, 33-59228, 33-81336, 333-19993, 333-46789, 333-65745 and 333-71588 of Fresh Choice, Inc. on Form S-8 of our report dated February 15, 2002 appearing in this Annual Report on Form 10-K of Fresh Choice, Inc. for the year ended December 30, 2001.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

San Jose, California
March 25, 2002

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  EXHIBIT 23.1
INDEPENDENT AUDITORS' CONSENT